Cash Account Trust
222 South Riverside Plaza
Chicago, Illinois 60606

                                TABLE OF CONTENTS

SUMMARY....................................................................2
SUMMARY OF EXPENSES........................................................3
FINANCIAL HIGHLIGHTS.......................................................4
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS...........................8
NET ASSET VALUE...........................................................15
PURCHASE OF SHARES........................................................16
REDEMPTION OF SHARES......................................................18
SPECIAL FEATURES..........................................................21
DIVIDENDS AND TAXES.......................................................22
INVESTMENT MANAGER AND SHAREHOLDER SERVICES...............................24
PERFORMANCE...............................................................27
CAPITAL STRUCTURE.........................................................28

This prospectus contains information about the Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated September 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover or the firm from which this prospectus was received.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Cash
Account
Trust


PROSPECTUS  September 1,  1998


CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606 1-800-231-8568.

The Fund offers a choice of investment portfolios and is designed for investors who seek maximum current income to the extent consistent with stability of capital. The Fund currently offers the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio. Each Portfolio invests exclusively in high quality money market instruments.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

CASH ACCOUNT TRUST
222 South Riverside Plaza, Chicago, Illinois 60606, Telephone 1-800-231-8568

SUMMARY

Investment Objectives. Cash Account Trust (the "Fund") is an open-end diversified management investment company. The Fund currently offers a choice of three investment portfolios ("Portfolios"). Each Portfolio invests in a portfolio of high quality short-term money market instruments consistent with its specific objective. The Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital from a portfolio primarily of commercial paper and bank obligations. The Government Securities Portfolio seeks maximum current income to the extent consistent with stability of capital from a portfolio of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Tax-Exempt Portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital from a portfolio of municipal securities. Each Portfolio may use a variety of investment techniques, including the purchase of repurchase agreements and variable rate securities. Each Portfolio seeks to maintain a net asset value of $1.00 per share. There is no assurance that the objective of any Portfolio will be achieved or that any Portfolio will be able to maintain a net asset value of $1.00 per share. See "Investment Objectives, Policies and Risk Factors."


Investment Manager and Shareholder Services. Scudder Kemper Investments, Inc. (the "Adviser") is the investment manager for the Fund and provides the Fund with continuous professional investment supervision. The Adviser is paid a monthly investment management fee on a graduated basis ranging from 1/12 of 0.22% of the first $500 million of combined average daily net assets of all Portfolios of the Fund to 0.15% of the combined average daily net assets of all Portfolios of the Fund over $3 billion. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, is the primary administrator, distributor and principal underwriter of the Fund and, as such, provides information and services for existing and potential shareholders and acts as agent of the Fund in the sale of its shares. KDI receives a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Money Market and Government Securities Portfolios and 0.50% of average daily net assets of the Tax-Exempt Portfolio. As distributor, KDI normally pays financial services firms that provide cash management and other services for their customers at an annual rate of 0.60% of average daily net assets of those accounts in the Money Market and Government Securities Portfolios that they service and 0.50% of average daily net assets of those accounts in the Tax-Exempt Portfolio that they maintain and service. See "Investment Manager and Shareholder Services."

Purchases and Redemptions. Shares of each Portfolio are available at net asset value through selected financial services firms. The minimum initial investment for each Portfolio is $1,000 and the minimum subsequent investment is $100. See "Purchase of Shares." Shares may be redeemed at the net asset value next determined after receipt by the Fund's Shareholder Service Agent of a request to redeem in proper form. Shares may be redeemed by written request or by using one of the Fund's expedited redemption procedures. See "Redemption of Shares."

Dividends. Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional shares of the same Portfolio, unless the shareholder makes a different election. See "Dividends and Taxes."

General Information and Capital. The Fund is organized as a business trust under the laws of Massachusetts and may issue an unlimited number of shares of beneficial interest. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings; but will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. See "Capital Structure."

SUMMARY OF EXPENSES

Shareholder Transaction Expenses(1)..............................................................................None


Annual Fund Operating Expenses                                        Money Market          Government          Tax-Exempt
(after fee waiver and expense absorption)                               Portfolio      Securities Portfolio      Portfolio
                                                                        ---------      --------------------      ---------
(as a percentage of average net assets)
Management Fees....................................................     0.10%                  0.18%             0.19%
12b-1 Fees(2)......................................................     0.60%                  0.60%             0.50%
Other Expenses.....................................................     0.30%                  0.22%             0.25%
                                                                        ----                   ----              ----
Total Operating Expenses...........................................     1.00%                  1.00%            0.94%
                                                                        =====                  =====           ======


(1) Investment dealers and other firms may independently charge shareholders additional fees; please see their materials for details.

(2) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.



                                       3

Example                                                       Portfolio        1 Year     3 Years      5 Years     10 Years
-------                                                       ---------        ------     -------      -------     --------


You would pay the following expenses on a                  Money Market         $10         $32          $55         $122
$1,000 investment, assuming (1) 5% annual return and (2)   Government           $10         $32          $55         $122
redemption at the end of each time                         Securities
period:                                                    Tax-Exempt           $10         $30          $52        $115


The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. As discussed more fully under "Investment Manager and Shareholder Services," the Fund's investment manager has agreed to waive temporarily its management fee and reimburse or pay operating expenses of a Portfolio to the extent, if any, that such expenses as defined, exceed the following percentages of average daily net assets of the Portfolios: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). Without such waiver and reimbursement during the fiscal year ended April 30, 1998, "Management Fees" for the Money Market Portfolio and the Government Securities Portfolio would have been 0.19% and 0.19%, respectively, and "Total
Operating Expenses" would have been 1.10% and 1.02%, respectively. The actual expenses for the Tax-Exempt Portfolio were lower than the expense limit of 0.95%, therefore, the numbers in the table do not reflect any waiver or reimbursement. In addition, from time to time, the Adviser may voluntarily waive fees or absorb certain additional operating expenses of the Portfolios. "Other Expenses" does not reflect the effect of this additional expense absorption. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio of the Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.


FINANCIAL HIGHLIGHTS


The tables below show financial information expressed in terms of one share outstanding throughout the period. The information in the tables is covered by the report of the Fund's independent auditors. The report is contained in the Fund's Registration Statement and is available from the Fund. The financial statements contained in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Fund.



                                                                              Year ended April 30,
                                       ---------------------------------------------------------------------------------------------

  MONEY MARKET PORTFOLIO                      1998        1997       1996       1995       1994       1993       1992       December
  ----------------------                                                                                                 3, 1990 to
                                                                                                                           April 30,
                                                                                                                             1991
                                       ---------------------------------------------------------------------------------------------
  Per Share Operating Performance:

  Net asset value, beginning of period       $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                       0.05        0.05       0.05       0.04       0.02       0.02        0.04       0.03

  ----------------------------------------------------------------------------------------------------------------------------------

  Less dividends declared                     0.05        0.05       0.05       0.04       0.02       0.02        0.04       0.03

  ----------------------------------------------------------------------------------------------------------------------------------

  Net asset value, end of period             $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00

  ----------------------------------------------------------------------------------------------------------------------------------

  Total Return                                4.85%        4.60      4.96       4.38       2.42       2.65        4.44       2.63

  Ratios to Average Net Assets:
  Expenses after expense waiver               1.00%        1.00      1.00       0.99       0.93       0.84        0.93       1.00

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                       4.71%        4.51      4.83       4.54       2.48       2.59        4.03       6.24

  ----------------------------------------------------------------------------------------------------------------------------------
  Other Ratios to Average Net Assets:

  Expenses                                   1.10%        1.03       1.05       1.05       1.20       1.36        1.57       1.58

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                      4.61%        4.48       4.78       4.48       2.21       2.07        3.39       5.66

  ----------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:

  Net assets at end of period (in       $1,995,057     584,947    455,025    378,551    156,153     34,267      27,905      6,105
  thousands)

  ----------------------------------------------------------------------------------------------------------------------------------

                                                                              Year ended April 30,
                                       ---------------------------------------------------------------------------------------------

  GOVERNMENT SECURITIES PORTFOLIO             1998        1997       1996      1995       1994        1993       1992      December
                                                                                                                          3, 1990 to
                                                                                                                           April 30,
                                                                                                                             1991
                                       ---------------------------------------------------------------------------------------------

Per Share Operating Performance:

  Net asset value, beginning of period       $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                       0.05        0.05       0.05       0.04       0.02       0.02        0.04       0.03

  ----------------------------------------------------------------------------------------------------------------------------------

  Less dividends declared                     0.05        0.05       0.05       0.04       0.02       0.02        0.04       0.03

  ----------------------------------------------------------------------------------------------------------------------------------

  Net asset value, end of period             $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00

  ----------------------------------------------------------------------------------------------------------------------------------

  Total Return                               4.78%        4.69       5.01       4.37       2.49       2.65        4.54       2.47

  Ratios to Average Net Assets:
  Expenses after expense waiver              0.98%        0.92       0.90       0.90       0.84       0.79        0.79       0.87

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                      4.68%        4.59       4.88       4.66       2.47       2.63        4.41       5.95

  ----------------------------------------------------------------------------------------------------------------------------------
  Other Ratios to Average Net Assets:

  Expenses                                   1.02%        0.99       1.06       1.05       1.22       1.18        1.20       1.44

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                      4.64%        4.52       4.72       4.51       2.09       2.24        4.00       5.38

  ----------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:

  Net assets at end of period (in          $804,565     544,501     189,919    138,020     30,829     28,963      34,119     30,080
   thousands)

  ----------------------------------------------------------------------------------------------------------------------------------

                                                                              Year ended April 30,
                                       ---------------------------------------------------------------------------------------------

  TAX-EXEMPT PORTFOLIO                        1998       1997        1996      1995       1994       1993       1992       December
                                                                                                                          3, 1990 to
                                                                                                                           April 30,
                                                                                                                             1991


                                       ---------------------------------------------------------------------------------------------
 Per Share Operating Performance:

  Net asset value, beginning of period       $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                       0.03        0.03       0.03       0.03       0.02       0.02        0.03       0.02

  ----------------------------------------------------------------------------------------------------------------------------------

  Less dividends declared                     0.03        0.03       0.03       0.03       0.02       0.02        0.03       0.02

  ----------------------------------------------------------------------------------------------------------------------------------

  Net asset value, end of period             $1.00        1.00       1.00       1.00       1.00       1.00        1.00       1.00

  ----------------------------------------------------------------------------------------------------------------------------------

  Total Return                                2.92%        2.82       3.16       2.80       1.84       2.13        3.46       1.76
  Ratios to Average Net Assets:
  Expenses after expense waiver               0.91%        0.81       0.78       0.76       0.74       0.71        0.67       0.75

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                       2.87%        2.78       3.10       3.00       1.82       2.09        3.34       4.30

  ----------------------------------------------------------------------------------------------------------------------------------
  Other Ratios to Average Net Assets:

  Expenses                                    0.94%        0.96       0.98       0.93       1.20       1.39        1.38      0.97

  ----------------------------------------------------------------------------------------------------------------------------------

  Net investment income                       2.84%        2.63       2.90       2.83       1.36       1.41        2.63       4.08

  ----------------------------------------------------------------------------------------------------------------------------------
  Supplemental Data:

  Net assets at end of period (in           $368,141     220,791     66,981     67,748     16,991     10,014       7,097      3,904
   thousands)

  ----------------------------------------------------------------------------------------------------------------------------------

       Notes:

         (a) The Money Market Portfolio's total returns for the years ended April 30, 1996 and 1995 include the effect of a capital contribution from the investment manager. Without the capital contribution, the total returns would have been 4.80% and 4.16%, respectively.


         (b) The Adviser has agreed to waive temporarily its management fee and reimburse or pay certain operating expenses to the extent necessary to limit expenses to specific levels. The Other Ratios to Average Net Assets are computed without this waiver and expense absorption. Ratios have been determined on an annualized basis. Total return is not annualized.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The Fund is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is designed for investors who seek maximum current income consistent with stability of capital. The Fund pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Fund is a series investment company that is able to provide investors with a choice of separate investment portfolios ("Portfolios"). It currently offers three investment Portfolios: the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio. Because each Portfolio combines its shareholders' money, it can buy and sell large blocks of securities, which reduces transaction costs and maximizes yields. The Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying each Portfolio's investments. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. However, because of their short maturities, liquidity and high quality ratings, high quality money market instruments, such as those in which the Fund invests, are generally considered to be among the safest available. Thus, the Fund is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Money Market Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing exclusively in the following types of U.S. Dollar-denominated money market instruments that mature in 12 months or less:

         1. Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

         2. Bank certificates of deposit, time deposits or bankers' acceptances of U.S. banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

         3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their U.S. and foreign branches) having total assets in excess of $10 billion.

         4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of

                   Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix-- Ratings of Investments" in the Statement of Additional Information.

         5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.


In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Net Asset Value."


The Money Market Portfolio will normally invest at least 25% of its assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Fund's investment manager temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Money Market Portfolio in Eurodollar certificates of deposit issued by London branches of U.S. banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of U.S. banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of Federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Money Market Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration that is afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. The Fund's investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "The Fund" below. The Fund's investment manager monitors the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

The Money Market Portfolio may invest in high quality participation certificates ("certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. See "The Fund" below for a discussion of "Variable Rate Securities." A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the certificates. Payments of principal and interest on the certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Fund's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government Securities Portfolio. The Government Securities Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements of such obligations. All securities purchased mature in 12 months or less. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others have an additional line of credit with the U.S. Treasury, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association. Short-term U.S. Government obligations generally are considered to be the safest short-term investment. The U.S. Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Repurchase agreements are discussed below.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio seeks maximum current income that is exempt from Federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal market conditions at least 80% of the Portfolio's total assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from Federal income tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Fund does not consider "private activity" bonds as described in "Dividends and Taxes -- Tax-Exempt Portfolio" to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental.

Dividends representing net interest income received by the Tax-Exempt Portfolio on Municipal Securities will be exempt from federal income tax when distributed to the Portfolio's shareholders. Such dividend income may be subject to state and local taxes. See "Dividends and Taxes -- Tax-Exempt Portfolio." The Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Portfolio considers short-term Municipal Securities to be those that mature in one year or less.

The Tax-Exempt Portfolio will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities (Aaa or Aa) assigned by Moody's or (AAA or AA) assigned by S&P; (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to the Fund's investment manager; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager. In addition, the Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the Investment Company Act of 1940. See "Net Asset Value."

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A more detailed discussion of Municipal Securities and the Moody's and S&P ratings outlined above is contained in the Statement of Additional Information. As indicated under "Dividends and Taxes -- Tax-Exempt Portfolio," the Portfolio may invest in short-term "private activity" bonds.

The Tax-Exempt Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's investment adviser revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Fund's investment manager to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Tax-Exempt Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Fund's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Tax-Exempt Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Tax-Exempt Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction. See "Net Asset Value."

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Tax-Exempt Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Tax-Exempt Portfolio may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P; commercial paper rated in the two highest grades by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Repurchase agreements are discussed below. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Portfolio is permitted to invest in taxable securities (limited under normal market conditions to 20% of the Portfolio's total assets), it is the Portfolio's primary intention to generate income dividends that are not subject to federal income taxes. See "Dividends and Taxes." For a description of the ratings, see "Appendix -- Ratings of Investments" in the Statement of Additional Information.

The Fund. Each Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of such Portfolio's net assets valued at the time of the transaction would be invested in such securities.

Each Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

A Portfolio may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized. No Portfolio will borrow for leverage purposes.


The Fund has adopted for each Portfolio certain investment restrictions that are presented in the Statement of Additional Information and that, together with the investment objective and policies of such Portfolio (except for policies designated as non-fundamental and limited in regard to the Tax-Exempt Portfolio to the policies in the first and third paragraphs under "Tax-Exempt Portfolio" above), cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means with respect to a Portfolio the lesser of the vote of (a) 67% of the shares of such Portfolio present at a meeting where more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.


NET ASSET VALUE


The net asset value per share of each Portfolio is calculated by dividing the total assets of such Portfolio less its liabilities by the total number of its shares outstanding. The net asset value per share of each Portfolio is determined on each day the New York Stock Exchange ("Exchange") is open for trading, at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Chicago time for the Money Market Portfolio; at 11:00 a.m., 1:00 p.m., 3:00 p.m. and 8:00 p.m. Chicago time for Government Securities Portfolio and at 11:00 a.m. and 3:00 p.m. Chicago time for the Tax-Exempt Portfolio. Fund shares are sold at the net asset value next determined after an order and payment are received in the form described under "Purchase of Shares." Orders received by dealers or other financial services firms prior to the 8:00 p.m. determination of net asset value for the Government Securities Portfolio and received by KDI, the primary administrator, distributor and principal underwriter for the Funds, prior to the close of its business day can be confirmed at the 8:00 p.m. determination of net asset value for that day. Such transactions are settled by payment of Federal funds in accordance with procedures established by KDI. Each Portfolio seeks to maintain its net asset value at $1.00 per share.

Each Portfolio values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. Calculations are made to compare the value of each Portfolio's investments valued at amortized cost with market-based values. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between a Portfolio's net asset value per share calculated by reference to market-based values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Portfolios purchase only securities with a maturity of one year or less and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Portfolios limit their portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.


PURCHASE OF SHARES

Shares of each Portfolio of the Fund are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. The Fund has established a minimum initial investment for each Portfolio of $1,000 and $100 for subsequent investments, but these minimums may be changed at any time in management's discretion. Firms offering Fund shares may set higher minimums for accounts they service and may change such minimums at their discretion.

The Fund seeks to have its Portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds.

Orders for purchase of shares of a Portfolio received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive (i) that day's dividend if effected at or prior to the 1:00 p.m. Chicago time net asset value determination for the Money Market and the Government Securities Portfolio and at or prior to the 11:00 a.m. Chicago time net asset value determination for the Tax-Exempt Portfolio; (ii) the dividend for the next calendar day if effected at the 3:00 p.m. or 8:00 p.m. Chicago time net asset value determination provided such payment is received by 3:00 p.m. Chicago time; or (iii) the dividend for the next business day if effected at the 8:00 p.m. Chicago time net asset value calculation and payment is received after 3:00 p.m. Chicago time on such date for the Government Securities Portfolio. Confirmed share purchases that are effective at the 8:00 p.m. Chicago net asset value determination for the Government Securities Portfolio will receive dividends upon receipt of payment for such transactions in the form of Federal Funds in accordance with the time provisions immediately above. Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 3:00 p.m. Chicago time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

If payment is wired in Federal Funds, the payment should be directed to United Missouri Bank of Kansas City, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (CAT Money Market Fund 46: 98-0119-980-3; CAT Government Securities Fund 47: 98-0119-983-8; CAT Tax-Exempt Fund 48: 98-0119-985-4).

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Fund shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Fund's Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Other Information. The Fund reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Fund also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares of a Portfolio are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Fund. Share certificates are issued only on request. A $10 service fee will be charged when a check for the purchase of shares is returned because of insufficient or uncollected funds or a stop payment order.

Shareholders should direct their inquiries to the firm from which they received this prospectus or to Kemper Service Company ("KSvC"), the Fund's "Shareholder Service Agent," 811 Main Street, Kansas City, Missouri 64105-2005.


REDEMPTION OF SHARES

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by the Fund at the next determined net asset value. If processed at 3:00 p.m. or 8:00 p.m. (for the Government Securities Portfolio) Chicago time, the shareholder will receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Fund may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem an account that falls below the minimum investment level, currently $1,000. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the shareholder account.

Firms provide varying arrangements for their clients to redeem Fund shares. Such firms may independently establish and charge additional amounts to their clients for such services.


Regular Redemptions. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Service Company ("KSvC"), P.O. Box 419153, Kansas City, Missouri 64141-6153. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees, or guardians.


Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors) provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-231-8568. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 11:00 a.m. Chicago time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time.

Expedited Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on the Fund ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Information Form which is available from the Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Fund. In addition, firms may impose minimum balance requirements in order to obtain this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Fund.

Unless one signer is authorized on the Account Information Form, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on the Fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificated form. The Fund reserves the right to terminate or modify this privilege at any time.

The Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

SPECIAL FEATURES

Certain firms that offer shares of the Fund also provide special redemption features through charge or debit cards and checks that redeem Fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Information about the following special features is contained in the Statement of Additional Information; and further information may be obtained without charge from KDI: Tax Sheltered Retirement Programs; Systematic Withdrawal Program; Exchange Privilege and Automated Clearing House Programs.

DIVIDENDS AND TAXES

Dividends are declared daily and paid monthly. Shareholders may select one of the following ways to receive dividends.

         1. Reinvest Dividends at net asset value into additional shares of the same Portfolio. Dividends are normally reinvested on the 21st of each month if a business day, otherwise on the next business day. Dividends will be reinvested unless the shareholder elects to receive them in cash.

         2. Receive Dividends in Cash, if so requested. Checks will be mailed monthly to the shareholder or any person designated by the shareholder.

The Fund reinvests dividend checks (and future dividends) in shares of the Fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Taxable Portfolios. The Money Market Portfolio and the Government Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares . Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.


Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income.


Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions. For the 1997 calendar year 17% of the net interest income was derived from "private activity bonds."

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisers as to the status of their accounts under state and local tax laws.

The Fund. Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Each Portfolio is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisers regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

INVESTMENT MANAGER AND SHAREHOLDER SERVICES


Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York, is the investment manager of the Fund and provides the Fund with continuous professional investment supervision. The Adviser is one of the largest investment managers in the country with more than $200 billion in assets under management and has been engaged in the management of investment funds for more than seventy years. Zurich Insurance Company ("Zurich"), a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management, owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

Responsibility for overall management of the Fund rests with its Board of Trustees and officers. Professional investment supervision is provided by the Adviser. The investment management agreement provides that the Adviser shall act as the Fund's investment adviser, manage its investments and provide it with various services and facilities. For the services and facilities furnished to the Money Market, Government Securities and Tax-Exempt Portfolios, the Fund pays the Adviser a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The Adviser has agreed to waive temporarily its management fee and absorb operating expenses of each Portfolio to the extent, if any, that they exceed the following percentages of average daily net assets of the Portfolios: Money Market Portfolio (1.00%), Government Securities Portfolio (1.00%) and Tax-Exempt Portfolio (0.95%). For this purpose, Portfolio operating expenses do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs. Upon notice to the Fund, the Adviser may at any time terminate this waiver or absorption of operating expenses. In addition, from time to time, the Adviser may voluntarily absorb certain additional operating expenses of the Portfolios. The level of this voluntary expense absorption shall be in the Adviser's discretion and is in addition to the Adviser's agreement to absorb temporarily certain operating expenses of the Portfolios described above. For its services as investment adviser and manager and for facilities furnished during the fiscal year ended April 30, 1998, the Adviser received management fees aggregating 0.14%, 0.15% and 0.16% of the average daily net assets of the Money Market Portfolio, the Government Securities Portfolio and the Tax-Exempt Portfolio, respectively, which includes the effect of the fee waiver.

On December 22, 1997, Zurich entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T will be combined with Zurich's businesses (including Zurich's 70% interest in the adviser) to form a new global insurance and financial services company known as Zurich Financial Services Group. After the transaction is completed, by way of a dual holding company structure, current Zurich shareholders will own approximately 57% of the new organization, with the balance owned by B.A.T's current shareholders.

The transaction is expected to close in the third quarter of 1998. Upon consummation of the transaction, each Fund's investment management agreement with the adviser will be deemed to have been assigned and, therefore, will terminate. The Board has approved a new investment management agreement with the adviser, which is substantially identical to the current investment management agreement, except for the date of execution and termination. The new investment management agreement is to become effective upon the termination of the current investment management agreement.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of each Portfolio and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services; however, subject to Board approval, at some time in the future SFAC may seek payment for its services under its agreement with the Fund.

Year 2000 Compliance. Like other mutual funds and financial and business organizations worldwide, the Fund could be adversely affected if computer systems on which the Fund relies, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to address successfully the Year 2000 Issue could result in interruptions to and other material adverse effects on the Fund's business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies generally.

Distributor and Administrator. Pursuant to an administration, shareholder services and distribution agreement ("distribution agreement"), KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Adviser, serves as primary administrator, distributor and principal underwriter for the Fund to provide information and services for existing and potential shareholders. The distribution agreement provides that KDI shall appoint various financial services firms to provide a cash management service for their customers or clients through the Fund. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. The Fund has adopted a plan in accordance with Rule 12b-1 of the 1940

Act (the "12b-1 Plan"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. For its services under the distribution agreement and pursuant to the 12b-1 Plan, KDI receives a distribution services fee, payable monthly, at the annual rate of 0.60% of average daily net assets from the Money Market and Government Securities Portfolios and 0.50% of average daily net assets from the Tax-Exempt Portfolio. The fee is accrued daily as an expense of the Portfolios. As principal underwriter for the Fund, KDI acts as agent of the Fund in the sale of its shares.

KDI has related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for Fund shareholders. KDI normally pays such firms for services at an annual rate of 0.60% of average daily net assets of those accounts in the Money Market and Government Securities Portfolios that they maintain and service and 0.50% of average daily net assets of those accounts in the Tax-Exempt Portfolio that they maintain and service. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for such services including, without limitation, fixed dollar amounts and amounts based upon a percentage of net assets or increased net assets in those Fund accounts that said firms maintain and service.

Since the fee payable to KDI under the 12b-1 Plan is based upon percentages of the average daily net assets of the Portfolios as provided above and not upon the actual expenditures of KDI, the expenses of KDI, which may include overhead expense, may be more or less than the fees received by it under the 12b-1 Plan. For example, during the fiscal year ended April 30, 1998, KDI incurred expenses under the 12b-1 Plan of approximately $14,389,000, while it received an aggregate fee under the 12b-1 Plan of $13,029,000 after the expense waiver. If the 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the 12b-1 Plan, if for any reason the 12b-1 Plan is terminated in accordance with its terms. Future fees under the 12b-1 Plan may or may not be sufficient to reimburse KDI for its cumulative expenses incurred.

KDI also has agreements with banking firms to provide administrative and other services, except for certain underwriting or distribution services that banks may be prohibited from providing under the Glass-Steagall Act, for their clients who wish to invest in the Fund. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law.

Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Fund. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. IFTC also is the Fund's transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105, an affiliate of the Adviser, serves as Shareholder Service Agent of the Fund.


PERFORMANCE

The Fund  may  advertise  several  types of  performance  information  including
"yield," "effective yield" and, for the Tax-Exempt Portfolio only, "tax equivalent yield." Each of these figures is based upon historical earnings and is not representative of the future performance of a Portfolio. The yield of a Portfolio refers to the net investment income generated by a hypothetical investment in the Portfolio over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Tax-Exempt Portfolio's yield for an investor in a stated Federal income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the portion of the Tax-Exempt Portfolio's yield that is tax-exempt.

The performance of a Portfolio may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. A Portfolio's performance and its relative size may be compared to other money market mutual funds as reported by IBC/Financial Data, Inc.(R) or Money Market Insight(R), reporting services on money market funds. Investors may want to compare a Portfolio's performance to that of various bank products as reported by BANK RATE MONITOR(TM), a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of a Portfolio also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare a Portfolio's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. The Fund may depict the historical performance of the securities in which a Portfolio may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. The Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Each Portfolio's yield will fluctuate. Shares of the Fund are not insured. Additional information concerning a Portfolio's performance appears in the Statement of Additional Information.

CAPITAL STRUCTURE

The Fund is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on September 7, 1989. The Fund may issue an unlimited number of shares of beneficial interest in one or more series ("Portfolios"), all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Fund's shares are not currently divided into classes. While only shares of the three previously described Portfolios are presently being offered, the Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of each Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio subject to any preferences, rights or privileges of any classes of shares within the Portfolio. Generally, each class of shares issued by a particular Portfolio would differ as to the allocation of certain expenses of the Portfolio, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. As of August 7, 1998, Roney & Co. owned more than 25% of the outstanding shares of the Government Securities and Tax-Exempt Portfolios. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. Shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the Investment Company Act of 1940, such as for the election of trustees, or when the Board of Trustees determines that voting by class is appropriate.


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